SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 25, 2005

STRUCTURED ASSET SECURITIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-120575-26	74-2440850

State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

745 Seventh Avenue, 7th Floor New York, NY 10019 (Address of principal executive officer)

      Registrant's Telephone Number, including area code:   (212) 526-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Attached hereto is a copy of the Statment to the Securityholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

Item  9.01 Financial Statements and Exhibits

(a) Not Applicable

(b) Not Applicable

(c) Exhibits

Exhibit 99.1: Monthly Distribution Statement to the Securityholders dated May 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wachovia Bank, NA, in its capacity as Trustee under the Trust Agreement on behalf of STRUCTURED ASSET SECURITIES CORPORATION, Registrant of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-9

By: \s\ Jacob Mayes Name: Jacob Mayes Title: Vice President	Dated: June 9, 2005

Exhibit Index

99.1      Monthly Distribution Statement to the Securityholders dated May 25, 2005